January 6, 2009

Advantage Funds, Inc. -Dreyfus Technology Growth Fund Supplement to Prospectus dated January 1, 2009

The following information supplements and supersedes any contrary information contained in the section of the fund’s Prospectus entitled “Management-Investment adviser”:

Effective January 6, 2009, Barry K. Mills, CFA serves as the fund’s sole primary portfolio manager.

January 6, 2009

Advantage Funds, Inc. -Dreyfus Technology Growth Fund

Supplement to Statement of Additional Information (the “SAI”) dated January 1, 2009

The following information supplements and supersedes any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements”:

Effective January 6, 2009, Barry K. Mills, CFA serves as the Fund’s sole primary portfolio manager. Matthew Griffin and Erik Swords are the additional portfolio managers for the Fund.